Segmented Information	12 Months Ended
Jun. 30, 2021
Operating segments [Abstract]
Segmented Information	Segmented Information

Accounting Policy

Operating segments are components of the Company that engage in business activities which generate revenues and incur expenses (including intercompany revenues and expenses related to transactions conducted with other components of the Company). The operations of an operating segment are distinct and the operating results are regularly reviewed by the chief operating decision maker (“CODM”) for the purposes of resource allocation decisions and assessing its performance. Reportable segments are Operating segments whose revenues or profit/loss or total assets exceed ten percent or more of those of the combined entity.

Key measures used by the CODM to assess performance and make resource allocation decisions include revenues, gross profit and net (loss) income. The Company’s operating results are divided into two reportable segments plus corporate. The two reportable segments are (i) Cannabis; and (ii) Horizontally Integrated Businesses. The Company primarily operates in the Cannabis segment which includes support services such as patient counselling services and analytical testing services.

Operating Segments	Cannabis (1)	Horizontally Integrated Businesses (2)	Corporate (3)	Total
	$	$	$	$
Year ended June 30, 2021
Net revenue	245,252	—	—	245,252
Gross loss	(21,558)	—	—	(21,558)
Net loss before taxes and discontinued operations	(486,717)	55	(213,136)	(699,798)

Year ended June 30, 2020
Net revenue	267,614	1,089	—	268,703
Gross profit (loss)	(19,997)	62	—	(19,935)
Net loss before taxes and discontinued operations	(3,109,601)	3,988	(234,121)	(3,339,734)
(1)During the year ended June 30, 2021, the Company divested from AHE and dissolved Hempco (June 30, 2020 - ALPS). As a result, these entities are no longer included in the Cannabis segment following the reclassification into discontinued operations (Note 12(b)).
(2)The horizontally integrated businesses segment represents the indoor cultivator CGU comprised of B.C. Northern Lights Enterprises ltd. (“BCNL”) and Urban Cultivator Inc. (“UC”). During the year ended June 30, 2020, the Company sold BCNL and sold certain assets of UCI. The remaining UCI operations were largely wound down as of June 30, 2020.
(3)Net loss under the Corporate allocation includes fair value gains and losses from investments in marketable securities, derivatives and investment in associates. Corporate and administrative expenditures such as regulatory fees, share based compensation and financing expenditures relating to debt issuances are also included under Corporate.

Geographical Segments (1)	Canada	European Union	Other	Total
	$	$	$	$
Non-current assets other than financial instruments and deferred tax assets
Balance, June 30, 2021	1,774,154	49,164	41,787	1,865,105
Balance, June 30, 2020	2,139,765	81,927	95,281	2,316,973

Year ended June 30, 2021
Net revenue	211,073	29,981	4,198	245,252
Gross profit (loss)	(44,032)	21,478	996	(21,558)

Year ended June 30, 2020
Net revenue	252,860	14,613	1,230	268,703
Gross profit (loss)	(32,430)	13,459	(964)	(19,935)
(1)During the year ended June 30, 2021, the Company divested from AHE and dissolved Hempco (June 30, 2020 - ALPS). As a result, these entities are no longer included following the derecognition and reclassification into discontinued operations (Note 12(b)).
Included in net revenue arising from the Canadian cannabis operating segment for the year ended June 30, 2021 are net revenues of approximately $27.7 million from Customer A, $24.3 million from Customer B, and $40.4 million from Customer D. (year ended June 30, 2020 - Customer A $34.8 million, Customer B $33.8 million, Customer C $32.6 million and Customer D $26.9 million), each contributing 10 per cent or more to the Company’s net revenue.